                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]   Definitive proxy statement.

[ ]   Definitive additional materials.

[ ]   Soliciting material under Section 240.14a-12

                          Third Wave Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)   Total fee paid:

--------------------------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

      (1)   Amount Previously Paid:

--------------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3)   Filing Party:

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      (4)   Date Filed:
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

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------

                      2005 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2005
                             ---------------------

To our Shareholders:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Third Wave Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 502 South Rosa Road, Madison, Wisconsin 53719 on June 14, 2005, at 9:00 a.m., local time, for the following purposes:

          (1) To elect one director to serve for a term of three years expiring upon the 2008 annual meeting of shareholders or until his successor is elected and qualified;

          (2) To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

          (3) To transact any other business that is properly presented at the meeting.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on April 15, 2005, are entitled to notice of and to vote at this meeting.

     All shareholders are invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder entitled to vote and attending the meeting may vote in person even if a proxy is returned.

                                          By Order of the Board of Directors,

                                          /s/ JOHN J. PUISIS
                                          John J. Puisis

April 29, 2005

                         THIRD WAVE TECHNOLOGIES, INC.
                             ---------------------

                            PROXY STATEMENT FOR THE
                    2005 ANNUAL MEETING OF THE SHAREHOLDERS
                                 JUNE 14, 2005
                             ---------------------
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of Third Wave Technologies, Inc. (the "Company", "us", "we" or "our") for use at the annual meeting of shareholders to be held on Tuesday, June 14, 2005, at 9:00 a.m., local time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the principal executive offices of the Company at 502 South Rosa Road, Madison, Wisconsin 53719. The telephone number at that location is (608) 273-8933.

     These proxy solicitation materials are being mailed on or about May 6, 2005, to all shareholders entitled to vote at the meeting.

RECORD DATE

     Shareholders of record at the close of business on April 15, 2005, the record date for the meeting, are entitled to notice of and to vote at the meeting. At the record date, 41,154,491 shares of the Company's common stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a duly executed proxy bearing a later date, by attending the shareholder meeting and voting in person, or by delivering to the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation.

VOTING AND SOLICITATION

     Each shareholder is entitled to one vote for each share held as of the record date for the meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, facsimile or other means of communication. We have engaged Georgeson & Co. to assist us in distributing materials for a fee estimated at $5,000, plus reimbursement of out-of-pocket expenses.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present.

     We need a majority of the shares of common stock issued and outstanding on the record date present, in person or by proxy, to have a quorum to allow us to hold the annual meeting. Shares that are voted "For," "Against" or "Abstain" with respect to any matter are treated as being present at the meeting.

     In the election of directors, you can withhold your vote for any nominee. Withheld votes will be excluded entirely from the vote on the election of directors and will have no effect on the outcome. On the ratification of the appointment of Ernst & Young LLP, you can vote to "abstain". If you vote to "abstain," your vote will have the effect of a vote against the ratification.

     If you hold shares through a broker, follow the voting instructions you receive from your broker. If you do not submit voting instructions with respect to a matter and your broker does not vote your shares on that matter (so-called "broker non-votes"), your shares will not be counted in determining the outcome of the vote on that matter.

     Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of the nominee named in this proxy statement, for the ratification of the appointment of the independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented by those shareholders at the Company's annual meeting to be held in 2006 must be submitted in writing to the Secretary of the Company at the Company's executive offices and received by the Company no later than December 30, 2005, in order that those proposals may be considered for possible inclusion in the proxy statement relating to that meeting.

     In addition, the by-laws of the Company provide that any shareholder entitled to vote may nominate persons for election as directors or propose business to be brought before a meeting, or both, only if the shareholder has given timely notice in proper written form of the shareholder's intent to make a nomination or propose business. To be timely, the shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary date of the mailing of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, unless no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, in which case, to be timely such notice must be so received a reasonable time before the solicitation is made. The by-laws contain provisions regarding information that must be set forth in the shareholder's notice in order for it to be in proper form.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's board of directors currently consists of nine persons, divided into three classes serving terms of three years. Shareholders elect one class of directors at each annual meeting. One director is to be elected at this annual meeting to hold office until the 2008 annual meeting of shareholders or until a successor has been duly elected and qualified. The other classes of directors will be elected at the Company's annual meetings of shareholders to be held in 2006 and 2007.

     If the nominee for director at the annual meeting becomes unavailable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. We do not expect the nominee to be unavailable to serve.

     The name of the nominee for election to the board of directors at the annual meeting, his age as of the record date for the meeting, and certain information about him is set forth below. The names of the current directors with unexpired terms, their ages as of the record date, and certain information about them also are stated below.

     Mr. Burrill and Dr. Smith's terms as directors expire at the annual meeting of shareholders on June 14, 2005, and they are not being renominated. The board has not nominated replacement board members because of timing. It is actively conducting a search for new board members to replace Mr. Burrill and Dr. Smith when their terms expire. The board highly values the long service and many contributions of Mr. Burrill and Dr. Smith and seeks to appoint highly-qualified board members that will provide leadership in achieving the company's long-term strategic goals. The proxies cannot be voted for a greater number of persons than the number of nominees named.

                        DIRECTORS - TERMS ENDING IN 2005

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
G. Steven Burrill(2)......................  60    Chief Executive Officer, Burrill & Company
Lloyd M. Smith, Ph.D......................  50    John D. MacArthur Professor of Chemistry,
                                                  University of Wisconsin, Director of the
                                                  Genome Center at the University of
                                                  Wisconsin-Madison and Member, Advisory
                                                  Board, Third Wave Technologies, Inc.
Lionel Sterling(2)........................  67    President, Equity Resources, Inc.

                        DIRECTORS - TERMS ENDING IN 2006

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Gordon F. Brunner(1)(3)...................  66    Retired; Former Senior Vice President,
                                                  Chief Technology Officer, and member of the
                                                  Board of Directors of Procter & Gamble
                                                  Company; Partner, Cincinnati Living Longer
                                                  ProActive Health Center
Sam Eletr, Ph.D.(3).......................  66    Retired; Former Chairman and CEO of Applied
                                                  Biosystems
John Neis(1)(2)...........................  49    Senior Partner, Venture Investors LLC

                        DIRECTORS - TERMS ENDING IN 2007

NAME                                        AGE              PRINCIPAL OCCUPATION
----                                        ---              --------------------
Lance Fors, Ph.D. ........................  47    Chairman of the Board, Third Wave
                                                  Technologies, Inc.
John J. Puisis............................  45    President and Chief Executive Officer,
                                                  Third Wave Technologies, Inc.
David A. Thompson(1)(3)...................  63    Retired; Former Senior Vice President &
                                                  President, Diagnostic Division, Abbott
                                                  Laboratories

---------------

(1) Member of the compensation committee

(2) Member of the audit committee

(3) Member of the nominating and governance committee

     There are no family relationships among any of the directors or executive officers of the Company.

NOMINEE FOR ELECTION AT THE JUNE 14, 2005 ANNUAL MEETING FOR TERM ENDING IN 2008

     Lionel Sterling was appointed to the Third Wave board of directors in August 2004. Mr. Sterling is president of Equity Resources, Inc., a private investment firm. He previously co-founded and served as managing partner of the private investment firm Whitehead/Sterling. Mr. Sterling serves on a number of corporate and philanthropic boards. He most recently served on the Board of I-STAT Corporation. He also has served as chairman of the Board of Directors of Rayovac Corporation, Executive Vice President and Director of United Brands Company, and Sector Executive and Chief Financial Officer of American Can Company. He also held various investment and financial positions at Donaldson, Lufkin & Jenrette Inc. and ITT Corporation. Mr. Sterling holds an M.B.A. from New York University.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE SET FORTH ABOVE.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

     John Neis has served as one of our directors since August 1994. Mr. Neis is Senior Partner of Venture Investors LLC, a firm that is the manager and general partner of Madison, Wisconsin-based venture capital management funds. He also serves on the Board of Directors of TomoTherapy, Inc., Deltanoid Pharmaceuticals, Inc., NimbleGen Systems, Inc., and the Wisconsin Technology Council, and on the Advisory Boards of the Weinert Applied Ventures Program and Tandem Press at the University of Wisconsin-Madison. Mr. Neis received a B.S. in finance from the University of Utah and an M.S. in business from the University of Wisconsin-Madison, and is a Chartered Financial Analyst.

     Gordon F. Brunner has served as a director since January 2003. Mr. Brunner served as Chief Technology Officer as well as a member of the board of directors of the Procter & Gamble Company, until his retirement after 40 years of service. He has extensive experience leveraging innovative technology platforms to the pharmaceutical, over-the-counter and consumer markets. He received a B.S. degree in biochemical engineering from the University of Wisconsin-Madison, and an M.B.A. degree from Xavier University. Mr. Brunner is a partner in the Cincinnati Living Longer ProActive Health Center and serves as a director of two other public companies, Scotts Miracle-Gro Corporation, and Natrol, Inc., as well as privately-held Iams Imaging and Beverage Holdings, L.L.C. He also serves on the boards of Christ Hospital (Cincinnati, Ohio), the Wisconsin Alumni Research Foundation, and Xavier University.

     Sam Eletr, Ph.D., has served as one of our directors since June 2002. Dr. Eletr co-founded Applied Biosystems, Inc. and served as its Chairman and Chief Executive Officer until 1987. Prior to founding Applied Biosystems, Dr. Eletr managed the analytical and medical instruments group at Hewlett-Packard Co.'s corporate research laboratories. Dr. Eletr most recently co-founded and served as chairman and chief executive officer of Lynx Therapeutics Inc., a publicly traded genomics company, which recently merged with Solexa. He currently serves on the Boards of two privately held companies, Faust Pharmaceuticals, in Strasbourg, France, and SpinX Technologies, in Geneva, Switzerland. He holds an M.A. in physics and a Ph.D. in biophysical chemistry, both from the University of California, Berkeley.

     Lance Fors, Ph.D., our founder and Chairman of the Board, has served as one of our directors since our inception in 1993. Dr. Fors served as our President from 1993 until 2003 and our Chief Executive Officer until 2004. Dr. Fors received his Ph.D. in molecular biology from the California Institute of Technology in 1990. Dr. Fors has more than over twenty years of research and development experience and is the inventor on 13 issued and pending patents in the area of DNA and RNA sequence analysis.

     David A. Thompson has served as one of our directors since August 1997. Mr. Thompson retired from Abbott Laboratories in 1995, where he worked for more than 30 years. He held several corporate officer positions with Abbott Laboratories, including: Senior Vice President & President Diagnostic Division 1983-1995, Vice President Human Resources 1982-1983, Vice President Corporate Materials Management 1981-1982 and Vice President Operations 1974-1981. Mr. Thompson serves on the board of directors of St. Jude Medical Inc., a medical device company.

     John J. Puisis, our President and Chief Executive Officer, joined Third Wave as Senior Vice President in September 2001. Since that time, Mr. Puisis also has served as our Chief Financial Officer and Chief Operating Officer. Mr. Puisis was appointed to our board of directors in February 2004. From 1996 until he joined the Company, Mr. Puisis held senior management positions at the Spencer Stuart and Egon Zehnder executive recruitment firms, specializing in recruiting for the biotechnology and pharmaceutical industries. From 1989 to 1996, Mr. Puisis held key financial executive positions at DEKALB Genetics and Kraft Foods. Prior to 1989, Mr. Puisis held various positions at several large public accounting firms. Mr. Puisis received an M.B.A. from Northwestern University and a B.A. in accounting from Northern Illinois University. He is a certified public accountant.

VOTE REQUIRED

     Directors are elected by a plurality of the votes cast. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee. Votes withheld from any director will have no effect on the outcome.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The board of directors provides oversight with respect to the Company's strategic direction and significant corporate policies. Of the nine directors, all but Dr. Fors, Dr. Smith and Mr. Puisis are "independent" as such term is defined in the listing standards of the National Association of Securities Dealers.

     The board of directors has three standing committees: a compensation committee, an audit committee, and a nominating and governance committee. From time to time, the board has created various ad hoc committees for special purposes.

     The board of directors held a total of nine meetings during 2004 and all directors attended at least 97% of the total number of meetings of the board and committees of the board on which the director served during 2004. The Company encourages but does not require its directors to attend the annual meeting of the shareholders. Three directors attended the 2004 annual meeting of the shareholders.

     Shareholders may communicate with our board of directors, either as a whole or with an individual member, by following the procedures set forth on our website www.twt.com.

  COMPENSATION COMMITTEE

     The compensation committee consists of Messrs. Brunner, Neis and Thompson. The board of directors has determined that each member of the compensation committee is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers. The compensation committee makes recommendations to the board of directors regarding our employee benefit plans and the compensation of officers. The compensation committee held a total of one meeting during 2004. The board of directors has adopted a compensation committee charter, which is available at the Company's website www.twt.com.

  AUDIT COMMITTEE

     The audit committee appoints our independent auditors, directs the scope of the audit of our financial statements and other services provided by our independent auditors, reviews the accounting principles and procedures to be used for financial statements and reviews the results of the audit. The audit committee also is responsible for the pre-approval of all services provided by our independent auditors.

     The audit committee consists of Messrs. Neis, Burrill and Sterling. The board of directors has determined that each member is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers. The board of directors also has determined that all committee members are audit committee financial experts as such term is defined by the rules of the Securities and Exchange Commission. The board of directors has adopted an Audit Committee Charter, which is available at the Company's website www.twt.com. Information regarding the functions performed by the audit committee and the number of meetings held during 2004 is set forth in the "Report of the Audit Committee," included in this proxy statement.

  NOMINATING COMMITTEE

     The nominating committee evaluates and recommends candidates for election or appointment to the board of directors. The nominating committee has not established any specific, minimum qualifications that any candidate for director must meet, but considers a wide array of factors, including the candidate's knowledge of our industry, the candidate's educational and professional experience as well the candidate's reputation. The nominating committee met three times in 2004. The board of directors has adopted a Nominating Committee Charter, which is available at the Company's website www.twt.com.

     The nominating committee consists of Messrs. Eletr, Brunner, and Thompson. The board of directors has determined that each member of the nominating committee is "independent" as such term is defined in the listing standards of the National Association of Securities Dealers.

     The nominating committee will consider director candidates recommended by shareholders. Recommendations may be sent to Kevin T. Conroy, Vice President, General Counsel and Secretary, 502 South Rosa Road, Madison, Wisconsin 53719. Any recommendation submitted by a shareholder must include the name and address of the shareholder, any arrangements between the shareholder and the candidate pursuant to which the candidate is being nominated, and any information that would be required under the rules of the Securities and Exchange Commission to be included in the Proxy Statement had the candidate been nominated by the board of directors. The nominating and governance committee will apply the same standards in considering candidates submitted by shareholders as it applies to other candidates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the compensation committee is currently, or has ever been at any time since our formation, an officer or employee of the Company or any of its subsidiaries. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our board of directors or compensation committee.

DIRECTOR COMPENSATION

     Upon initial election, our non-employee directors receive a stock option grant of 30,000 options. The price of these options is determined by the fair market value of the Company stock on the date of grant. Following the third year after initial election, our non-employee directors receive an annual grant of 10,000 options. The initial options vest on a three-year vesting schedule and the annual option grants vest in one year and accelerate upon a change of control of the Company consistent with the terms outlined in the Company's stock option grant agreements.

     Our non-employee directors receive an annual retainer of $40,000, a board meeting fee of $1,500 for regularly scheduled board meetings physically attended and $500 for each meeting attended by teleconference. The lead director, David Thompson, and committee chair directors receive an annual retainer of $7,500 and directors who hold committee positions receive an annual retainer of $5,000. Our directors are reimbursed for reasonable director-related expenses incurred as a result of providing service to the Company or at the Company's request.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     The audit committee has appointed Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year ending December 31, 2005. Ernst & Young LLP has audited the Company's financial statements since its inception.

FEES PAID OR DUE TO ERNST & YOUNG LLP

     In addition to retaining Ernst & Young LLP to audit our financial statements, we engage it from time to time to perform other services. The table below shows the total fees billed by Ernst & Young LLP for its services in 2003 and 2004.

FEE TYPE                                                      FISCAL 2003   FISCAL 2004
--------                                                      -----------   -----------
Audit Fees*.................................................   $189,650      $488,800
Audit Related Fees**........................................   $  1,500      $  1,500
Tax Fees**..................................................   $ 40,450      $ 32,895
All Other Fees**............................................          0             0
                                                               --------      --------
Total.......................................................   $231,600      $523,195
                                                               ========      ========

---------------

 * Includes fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered. For 2004, the audit fees also include the audit of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act.

** Includes fees and expenses for services rendered from January through December of the fiscal year, notwithstanding when the fees and expenses were billed.

     The audit committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Ernst & Young LLP and determined that such services are compatible with maintaining independence.

     The audit committee has adopted a policy that requires pre-approval by the audit committee of all services to be provided by the Company's independent registered public accounting firm. The audit committee has approved the provision of audit services by Ernst & Young LLP for fiscal year 2005 in accordance with that policy. All other services to be provided by the Company's independent auditor must be specifically pre-approved by the audit committee or a designated member of the audit committee.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If shareholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

VOTE REQUIRED

     The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by us during 2004, 2003 and 2002 to our chief executive officer, executive chairman and our next four most highly compensated other executive officers who received salary compensation of more than $100,000 during 2004 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                               ---------------
                                                     ANNUAL COMPENSATION         SECURITIES
                                                  --------------------------     UNDERLYING         ALL OTHER
NAME                       PRINCIPAL POSITION(S)  YEAR  SALARY($)   BONUS($)   OPTIONS/SARS(#)   COMPENSATION($)
----                       ---------------------  ----  ---------   --------   ---------------   ---------------
John J. Puisis(1)........  President,             2004  $440,305    $286,000        29,333           $20,987(1)
                           Chief Executive        2003  $349,798    $200,000       480,000           $24,246(2)
                           Officer, Director      2002  $253,380    $150,000       145,000           $26,106(3)
Dr. Lance Fors...........  Executive Chairman,    2004  $474,254    $      0        10,000           $58,857(4)
                           Director, and Former   2003  $430,523    $200,000       220,000           $98,540(5)
                           Chief Executive        2002  $398,239    $150,000       291,000           $ 7,824(6)
                           Officer
Ivan Trifunovich.........  Senior Vice President  2004  $269,972    $106,000        32,000           $ 6,500(7)
                                                  2003  $263,693    $ 85,750             0           $ 6,000(7)
                                                  2002  $260,713    $      0       100,000           $ 5,500(7)
Maneesh Arora(8).........  Senior Vice President  2004  $278,134    $ 75,000        68,333           $28,887(9)
                                                  2003  $206,739    $110,000       350,000           $26,819(10)
Vecheslav Elagin(11).....  Vice President         2004  $177,298    $110,000       198,500           $ 6,500(7)
                           Research &             2003  $ 61,214    $      0        58,000           $52,472(12)
                           Development
Jacob Orville(13)........  Vice President,        2004  $199,385    $ 60,000        16,000           $ 6,500(7)
                           Global Sales           2003  $161,445    $ 40,000       210,000           $ 6,000(7)
                                                  2002  $ 98,527    $ 11,850        40,000           $28,603(14)

---------------

 (1) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $14,487 and $6,500, respectively.

 (2) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $18,246 and $6,000, respectively.

 (3) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $20,706 and $5,400, respectively.

 (4) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $52,357 and $6,500, respectively.

 (5) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $92,540 and $6,000, respectively.

 (6) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $2,826 and $4,998, respectively.

 (7) Represents the Company's matching contribution to a 401(k) plan.

 (8) Mr. Arora joined the Company in January 2003

 (9) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $22,387 and $6,500, respectively.

(10) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $21,437 and $5,382, respectively.

(11) Mr. Elagin joined the Company in June 2003 and became Vice President of Research & Development in October 2004.

(12) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $50,777 and $1,695, respectively.

(13) Mr. Orville joined the Company in April 2002 and became Vice President of Global Sales in October 2003.

(14) Represents payment for relocation expenses and the Company's matching contribution to a 401(k) plan of $25,844 and $2,759, respectively.

OPTION GRANTS IN 2004

     The following table sets forth information relating to stock options granted during 2004 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value during the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                                           INDIVIDUAL GRANTS
                         -----------------------------------------------------    POTENTIAL REALIZABLE
                                          PERCENT OF                                VALUE AT ASSUMED
                           NUMBER OF        TOTAL                                 ANNUAL RATES OF STOCK
                          SECURITIES       OPTIONS                               PRICE APPRECIATION FOR
                          UNDERLYING      GRANTED TO    EXERCISE                       OPTION TERM
                            OPTIONS      EMPLOYEES IN   PRICE PER   EXPIRATION   -----------------------
NAME                     GRANTED(#)(1)     2004(2)      SHARE($)       DATE         5%($)        10%($)
----                     -------------   ------------   ---------   ----------   ------------   --------
Dr. Lance Fors.........      10,000           .47%        7.82      11/04/2014      49,180      124,631
John J. Puisis.........      29,333          1.38%        3.37      02/25/2014      62,168      157,545
Maneesh Arora..........      68,333          3.21%        3.37      02/25/2014     144,823      367,011
Ivan Trifunovich.......      32,000          1.50%        3.37      02/25/2014      67,820      171,869
Vecheslav Elagin.......     108,500          5.10%        3.37      02/25/2014     229,952      582,744
                             50,000          2.35%        3.19      07/26/2014     100,309      254,202
                             40,000          1.88%        6.88      10/28/2014     173,072      438,598
Jacob Orville..........      16,000           .75%        3.37      02/25/2014      33,910       85,935

---------------

(1) For each of the Named Executive Officers, 25% of the options vest on each of the first four anniversaries of the grant date with the exception of Lance Fors whose options vest in one year.

(2) During 2004, we granted options to purchase a total of 2,127,255 shares of common stock.

AGGREGATE OPTION EXERCISES IN 2004 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the Named Executive Officers relating to option exercises in 2004 and the number and value of securities underlying exercisable and unexercisable options held at December 31, 2004:

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                         DECEMBER 31, 2004          DECEMBER 31, 2004($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Dr. Lance Fors.........       0             0          677,100        320,500       2,123,661      1,681,785
John J. Puisis.........       0             0          398,750        530,583       1,593,338      2,713,774
Maneesh Arora..........       0             0           87,500        330,833         470,000      1,767,382
Ivan Trifunovich.......       0             0          207,500        134,500         658,975        602,685
Vecheslav Elagin.......       0             0           14,500        242,000          71,770      1,122,065
Jacob Orville..........       0             0           72,500        193,500         388,625        983,225

---------------

(1) Value of unexercised in-the-money options are based on a value of $8.60 per share, the fair market value of our common stock on December 31, 2004. Amounts reflected are based on the value of $8.60 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     In October of 2003 we entered into a three-year employment agreement with Dr. Fors, then CEO, that provided for an initial base salary of $400,000. The agreement also provided that Dr. Fors' employment could be terminated at any time by us or by Dr. Fors. In June of 2004, in connection with the transition in his role from Chairman and CEO to Executive Chairman, we amended Dr. Fors' employment agreement. The amended agreement provides for a base salary of $400,000, comprised of $133,000 per year for Executive Chairman services ("Base Compensation") and $267,000 per year as a severance obligation ("Severance Compensation") associated with his transition from CEO to Executive Chairman. The term of his agreement is through June 30, 2007 unless terminated sooner by either party. If Dr. Fors' employment as Executive Chairman is terminated by us other than for "cause" (as defined in the agreement) or Dr. Fors voluntarily terminates his employment for "good reason" (as defined in the agreement), Dr. Fors would receive severance payments totaling (i) the greater of the remaining Base Compensation or 24 months of Base Compensation, (ii) the remaining Severance Compensation, (iii) compensation intended for medical and insurance expense equal to $30,400, (iv) an outplacement consulting package for Dr. Fors up to a maximum of $15,000.

     In September of 2001, we entered into an employment agreement with Mr. Puisis that provided for an initial base salary of $225,000 and a target annual bonus of not less than 22.5% of base salary. The agreement provided for an initial option grant to Mr. Puisis and for the one-time sign-on bonus to Mr. Puisis to partially compensate Mr. Puisis for certain monies lost upon Mr. Puisis beginning employment with us. Mr. Puisis' agreement was amended in July of 2003 to accelerate the vesting of his stock options in the event of termination without "cause" or resignation for "good reason." Mr. Puisis' employment agreement was amended again in 2004 prior to his promotion to CEO. Under his agreement, Mr. Puisis would, upon termination without "cause" or resignation for "good reason," receive (i) a lump-sum severance payment equal to two year's base salary, (ii) a pro-rated portion of his target bonus, (iii) $15,000 outplacement compensation and (iv) continued coverage for one year under our health and other welfare benefit plans. The employment agreement with Mr. Puisis defines "good reason" to include a resignation by Mr. Puisis following a "change of control" (as defined in the employment agreement).

     In March of 2005, we entered into employment agreements with Mr. Kevin Conroy, Vice President, General Counsel & Secretary and James Herrmann, Vice President, Finance. Mr. Conroy's employment agreement provides for an initial base salary of $225,00. Mr. Herrmann's agreement provides for an initial base salary of $190,000. The agreements provide that employment may be terminated at any time by either the executive or the company. If the agreements are terminated by us other than for "cause" (as defined in the agreement) or the executive voluntarily terminates his employment for "good reason" (as defined in the agreement), the executive would receive (i) an amount equal to one year's base salary, (ii) in the event that the termination occurs within one year following a change of control (as defined in the employment agreements), a pro-rated target bonus, (iii) twelve months of health insurance premiums, (iv) $10,000 of outplacement consulting fees, (v) earned but unpaid bonuses and (vi) earned but unpaid long term-incentive plan payments (as "earned" is defined in those plans).

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our compensation plans as of December 31, 2004.

                                                                                             NUMBER OF
                                                                                            SECURITIES
                                                                                        REMAINING AVAILABLE
                                                                                        FOR FUTURE ISSUANCE
                                             NUMBER OF SECURITIES   WEIGHTED AVERAGE       UNDER EQUITY
                                              TO BE ISSUED UPON      EXERCISE PRICE     COMPENSATION PLANS
                                               EXERCISE OF OUT-      OF OUTSTANDING    (EXCLUDING SECURITIES
                                              STANDING OPTIONS,     OPTION WARRANTS      REFLECTED IN THE
PLAN CATEGORY                                WARRANTS AND RIGHTS       AND RIGHTS          FIRST COLUMN)
-------------                                --------------------   ----------------   ---------------------
Equity compensation plans approved by
  security holders.........................       7,446,523              $4.55               2,013,365
Equity compensation plans not approved by
  security holders.........................               0                  0                       0
                                                  ---------              -----               ---------
Total......................................       7,446,523              $4.55               2,013,365
                                                  =========              =====               =========

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is provided to shareholders by the compensation committee of the board of directors:

     The compensation committee of the board of directors, which is composed of three independent, non-employee directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and shareholder return.

     Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy and management requirements. These principles are summarized as follows:

     - provide competitive levels of total compensation that will enable the Company to attract and retain the best possible executive talent;

     - motivate executives to achieve optimum performance for the Company;

     - align the financial interest of executives and shareholders through equity-based plans; and

     - provide a total compensation program that recognizes individual contributions as well as overall business results.

     Compensation Program. The compensation committee is responsible for reviewing and recommending to the board the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The compensation committee also is responsible for the administration of the Company's 2000 Stock Plan. There are two major components to the Company's executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options and a long-term incentive plan. The compensation committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

          1. Base Salary. In setting compensation levels for executive officers, the compensation committee reviews competitive information to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the compensation committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

          2. Annual Incentive Awards. The Company does establish both corporate and individual goals and performance measures consistent with factors necessary to achieve strategic business objectives. Annual incentive awards paid to Company employees, including the executive officers, are determined based on a combination of the achievement of the predetermined corporate and individual performance goals and measures. The annual incentive awards are designed to drive individual and Company performance to enhance shareholder value.

          3. Long-Term Incentives. The Company's 2000 Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The compensation committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the shareholders in enhancing the value of the Company's equity.

          In January 2004, the Company implemented a long-term incentive plan designed to encourage results-oriented actions on the part of executive officers and other key employees of the Company. A second long-term incentive plan was implemented in February 2005. The plans are intended to align closely the financial rewards for executive officers and key employees with the interests of shareholders and the achievement of specific performance objectives of the Company. The plans are administered by the Compensation Committee, which establishes the term of the plans, performance goals, target awards, performance measurement criteria and calculation of awards. The long-term incentive plans are also designed to reduce reliance on stock option grants as the sole source of long-term incentive compensation.

          4. Benefits. The Company provides benefits to the Named Executive Officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 2004 for any executive officer.

     Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation. Section 162(m) of the United States Internal Revenue Code may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's chief executive officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2004.

     The total compensation of Mr. Puisis, the Company's Chief Executive Officer, is consistent with the Company's overall executive compensation philosophy as described above.

     It is the opinion of the compensation committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's shareholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

     The foregoing report shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The compensation committee of the
                                          board of directors

                                          Gordon Brunner
                                          John Neis
                                          David Thompson

EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company as of April 29, 2005 are set forth below:

     Lance Fors, Ph.D., (47) our founder and Chairman of the Board, has served as one of our directors since our inception in 1993. Dr. Fors served as our President from 1993 until 2003 and our Chief Executive Officer until 2004. Dr. Fors received his Ph.D. in molecular biology from the California Institute of Technology in 1990. Dr. Fors has more than twenty years of research and development experience and is the inventor on 13 issued and pending patents in the area of DNA and RNA sequence analysis.

     John J. Puisis (45), our President and Chief Executive Officer, joined Third Wave as Senior Vice President in September 2001. Since that time, Mr. Puisis also has served as our Chief Financial Officer and Chief Operating Officer. Mr. Puisis was appointed to our board of directors in February 2004. From 1996 until he joined the Company, Mr. Puisis held senior management positions at the Spencer Stuart and Egon Zehnder executive recruitment firms, specializing in recruiting for the biotechnology and pharmaceutical industries. From 1989 to 1996, Mr. Puisis held key financial executive positions at DEKALB Genetics and Kraft Foods. Prior to 1989, Mr. Puisis held various positions at several large public accounting firms. Mr. Puisis received an M.B.A. from Northwestern University and a B.A. in accounting from Northern Illinois University. He is a certified public accountant.

     Maneesh Arora, (36) joined us in January 2003 as Director of Marketing and was promoted to Vice President of Marketing and Strategy in October 2003. In March 2004 he took on the role of Senior Vice President of Commercial Operations. Prior to joining Third Wave, Mr. Arora was Director of Corporate Strategy and New Ventures for Ondeo Nalco, a $3-billion subsidiary of Suez, a global provider of industrial services. Previous to that, he spent nine years at Kraft Foods in a number of key roles of increasing responsibility in marketing and sales. Mr. Arora received his M.B.A. in marketing and management and strategy from the Kellogg Graduate School of Management and his B.A. in economics from the University of Chicago.

     James Herrmann (43) joined us as Vice President of Finance in October 2004 and assumed responsibility for the Company's finance and accounting functions as our principal financial officer shortly thereafter. After beginning his career at Arthur Andersen, Mr. Herrmann held several senior financial and operations positions at Tribune Company. Immediately prior to joining Third Wave, he was a general partner in an electronics distribution company. Mr. Herrmann received his bachelor's degree in accountancy from the University of Notre Dame and an M.B.A. from the University of Chicago. He is a certified public accountant.

     Ivan D. Trifunovich, Ph.D. (41) joined us as Senior Vice President in December 2001. Dr. Trifunovich previously held successive positions as Vice President of e-Business and Vice President of Research Strategy and Operations at Pharmacia Corp. Prior to joining Pharmacia, Dr. Trifunovich was a Director of New Product Marketing at Johnson & Johnson, Inc. He began his career at Bristol-Meyers Squibb, Inc. as a bench scientist, where he held several positions of increasing responsibility. Dr. Trifunovich received his Ph.D. in organic chemistry at UCLA and an M.B.A. at the University of Pennsylvania's Wharton School of Business. He is the holder of 10 U.S. patents.

     Kevin Conroy (39) joined us in July 2004 as Vice President of Legal Affairs and was appointed General Counsel and Secretary in October 2004. Prior to joining Third Wave, Mr. Conroy worked for GE Healthcare, where he oversaw the development and management of its information technologies group intellectual property portfolio, and developed and executed litigation, licensing, and corporate product acquisition legal strategies. Before joining GE, Mr. Conroy was an intellectual property litigator at two Chicago law firms, McDermott Will & Emery, and Pattishall, McAuliffe, Newbury, Hilliard and Geraldson, where he was a partner. He earned his B.A. in electrical engineering at Michigan State University and his J.D. from the University of Michigan.

     Jacob Orville (31) joined us in April 2002 as Director of Clinical Sales, leading U.S. clinical sales growth of more than 100%, and assumed the role of Vice President of Global Sales in September 2003. Prior to joining us, Mr. Orville held sales and management positions with Smiths Medical. As the National Sales Manger for Smiths, he managed the company's key product line, leading U.S. clinical sales growth of that line from $1 million to more than $30 million. Mr. Orville received his B.A. from the University of Massachusetts.

     Lander Brown (39) joined us in December 2004 as Vice President of Human Resources and Administration. Mr. Brown's 15-year history in strategic human resources, business process, planning and administration includes the roles of Executive Vice President of Human Resources and member of the U.S. operating board of Leo Burnett USA, Executive Director Human Resources of the Global Specialty Operations group at Pharmacia Corporation, and Vice President of Planning and Administration at the former Moore Corporation, Ltd. Mr. Brown earned his B.A. in social science from Michigan State University and his M.B.A. in human resources management from National-Louis University in Evanston, Illinois.

     Vecheslav Elagin, Ph.D. (37) joined us in June 2003 as our head of infectious disease research and development and was appointed Vice President, Research and Development in October 2004. Prior to joining Third Wave, Dr. Elagin worked for Visible Genetics Corporation/Bayer HealthCare, where he managed the Hepatitis B and C and HIV product development groups. Before joining Visible Genetics, Dr. Elagin was a senior scientist at Photonic Sensor Corporation; an assistant professor, Department of Biology, University of Notre Dame; and a research scientist at the Institute of Gene Biology in Moscow. Dr. Elagin earned a B.A. degree from Moscow Institute of Physics and Technology, an M.B.A. from Vavilov Institute of General Genetics, and a Ph.D. from Engelhard Institute of Molecular Biology.

                         REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees the Company's financial reporting process on behalf of the board of directors. The audit committee is governed by a written charter approved by the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements in the Company's Annual Report on Form 10-K, the unaudited financial statements in Quarterly Reports on Form 10-Q, and financial result press releases including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States. In addition, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the audit committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

     The audit committee discussed with the Company's independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The audit committee held seven meetings in 2004. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The audit committee and the board also have recommended the selection of the Company's independent auditors.

     The foregoing report shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                          Respectfully submitted,

                                          The audit committee of the board of
                                          directors

                                          John Neis
                                          Lionel Sterling
                                          G. Steven Burrill

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

     The following table shows information known to us with respect to the beneficial ownership of our common stock for 5% shareholders as of February 14, 2005, and for officers and directors as of April 29, 2005 by:

     - each person (or group of affiliated persons) who owns beneficially 5% or more of our common stock;

     - each of our directors;

     - each of the Named Executive Officers; and

     - all of our directors and executive officers as a group.

     Except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Addresses for those individuals for which an address is not otherwise indicated is: c/o Third Wave Technologies, Inc., 502 South Rosa Road, Madison, Wisconsin 53719.

                                                                   SHARES BENEFICIALLY OWNED
                                                         ---------------------------------------------
                                                                        SHARES SUBJECT TO
BENEFICIAL OWNER                                         TOTAL NUMBER        OPTIONS        PERCENTAGE
----------------                                         ------------   -----------------   ----------
5% SHAREHOLDERS:
State of Wisconsin Investment Board(1).................   5,345,000                 0         13.14%
Mazama Capital Management, Inc.(2).....................   4,949,684                 0         12.17%
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Lance Fors, Ph.D.(3)...................................   2,377,002           677,100          5.68%
John J. Puisis.........................................     531,032           476,083          1.28%
G. Steve Burrill(4)....................................   1,071,963            41,100          2.60%
Lloyd M. Smith, Ph.D.(5)...............................   1,719,100            41,100          4.17%
John Neis(6)...........................................   1,866,425            41,100          4.53%
David A. Thompson......................................      94,300            84,300             *
Gordon F. Brunner......................................      39,500            15,000             *
Sam Eletr..............................................      15,000            15,000             *
Lionel Sterling........................................      21,000                 0             *
Maneesh Arora..........................................     166,972           154,583             *
Ivan Trifunovich.......................................     215,500           215,500             *
Jacob Orville..........................................     114,004            89,000             *
Vecheslav Elagin.......................................      45,560            41,625             *
All directors and executive officers as a group (13
  persons).............................................   8,277,358         1,891,491         19.99%

---------------

 *  indicates less than 1%

(1) Based on information provided in the Schedule 13G filed by the State of Wisconsin Investment Board ("SWIB") with the Securities and Exchange Commission on February 8, 2005. The address of SWIB is P.O. Box 7842, Madison, Wisconsin 53707.

(2) Based on information provided in Schedule 13G filed by Mazama Capital Management, Inc. ("MCM") with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G reports that MCM has sole voting power with respect to 2,792,200 of those shares and sole dispositive power with respect to 4,949,684 of those shares. It does not indicate who has voting power with respect to the remaining 2,157,484 shares. The address of MCM is One S.W. Columbia, Suite 1500, Portland, Oregon 97258.

(3) Includes 1,699,902 shares of common stock held in a voting trust for the benefit of Dr. Fors' family members. Dr. Fors and his wife, Charlotte H. Selover, are co-trustees of this voting trust.

(4) Includes 1,020,863 shares held by the Burrill Agbio Capital Fund, LP. Mr. Burrill is general partner of Burrill Agbio Capital Fund, LP and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

(5) Includes 148,800 shares of common stock held in a voting trust for the benefit of Dr. Smith's family members. Peter Smith, Dr. Smith's brother, is the sole trustee of this voting trust.

(6) Includes 1,196,550 shares held by Venture Investors of Wisconsin; 445,200 shares held by Venture Investors Early Stage II Limited Partnership; 170,400 shares held by Venture Investors Early Stage Fund III Limited Partnership.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who beneficially own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. To our knowledge, based solely on review of the copies of such reports sent to us and written representations that no other reports were required, we believe that during the year ended December 31, 2004, our directors, officers and ten-percent shareholders complied with their Section 16(a) filing requirements, except as noted below. With respect to Maneesh Arora, Jacob Orville, and John Puisis, Form 4s, each for one transaction, were not timely filed; Form 4s for each transaction were subsequently filed. With respect to Lionel Sterling and Lander Brown, Form 3s were not timely filed and were subsequently filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2000, the Company entered into agreements with the University of Wisconsin-Madison and the Wisconsin Alumni Research Foundation pursuant to which the Company provided enzyme and technical support for research projects by the University, and the Company received certain rights to inventions or other intellectual property arising out of the research project. The principal investigator for the projects was Dr. Lloyd Smith, who is currently a director of the Company whose term as director will expire at the 2005 annual meeting of shareholders.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative return on our common stock against the NASDAQ Stock Market U.S. Index (the "NASDAQ Index") and a peer group composed of the companies listed below (the "Peer Group"). The graph assumes a $100 investment on February 9, 2001 (the date of our initial public offering) in each of our common stock, the NASDAQ Index and the Peer Group and assumes that all dividends, if paid, were reinvested. This table does not forecast future performance of our common stock.

                              (PERFORMANCE GRAPH)

---------------------------------------------------------------------------------------------------------------------------
                        2/9/01    3/31/01   6/30/01   9/30/01   12/31/01   3/31/02   6/30/02   9/30/02   12/31/02   3/31/03
---------------------------------------------------------------------------------------------------------------------------
 TWTI                    100.00     63.64     93.91     57.45     66.82      30.45     20.36     12.27     24.45      29.82
---------------------------------------------------------------------------------------------------------------------------
 NASDAQ                  100.00     74.48     87.44     60.66     78.93      74.68     59.22     47.43     54.05      54.28
---------------------------------------------------------------------------------------------------------------------------
 Peer Group              100.00     86.60    132.47     91.84    112.48     118.85    105.97     91.23    111.79     102.42
---------------------------------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------------------
                       6/30/03   9/30/03   12/31/03   3/31/04   6/30/04   9/30/04   12/31/04
---------------------  ---------------------------------------------------------------------
 TWTI                    41.09     29.36     41.36      42.55     40.09     62.55     78.18
-----------------------------------------------------------------------------------------------------
 NASDAQ                  65.67     72.32     81.08      80.71     82.87     76.76     88.04
---------------------------------------------------------------------------------------------------------------
 Peer Group             165.11    201.95    234.39     221.70    268.96    235.62    270.97
-------------------------------------------------------------------------------------------------------------------------

     The Peer Group consists of the following companies: Gen-Probe Incorporated, Celera Diagnostics, LLC, Ventana Medical Systems, Digene, Bio-Rad Laboratories.

     The foregoing graph and accompanying material shall not be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                                 OTHER MATTERS

     We know of no other matters to be submitted to the shareholders at the meeting. If any other matters properly come before the shareholders at the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                                          By Order of the Board of Directors,

                                          /s/ JOHN J. PUISIS
                                          John J. Puisis

Dated: April 29, 2005

THIRD WAVE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE DIRECTOR LISTED BELOW AND 2 BELOW.

      The undersigned shareholder of Third Wave Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement of the Company dated April 29, 2005, and hereby appoints James Herrmann and Kevin Conroy each of them proxies, and attorneys in fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 9:00 a.m. on Tuesday, June 14, 2005, and any adjournment or adjournments thereof, and to vote all shares of common stock of the Company that the undersigned would be entitled to vote if the undersigned were present, as follows:

      1. Election of Director

 NAME OF NOMINEE                             FOR                        WITHHELD
-----------------                            ---                        --------
Lionel Sterling                              [ ]                          [ ]


      2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

[ ] For          [ ] Against          [ ] Abstain

      3. In their discretion, upon any such other matters which may properly come before the meeting or any adjournments thereof.



The Board of Directors recommends a vote "FOR" each of the proposals.

MARK FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]
MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

(PLEASE NOTE THAT MEMBERS OF MANAGEMENT ARE NOT EXPECTED TO BE PHYSICALLY PRESENT AT THE MEETING.)

Sign exactly as your name(s) appear(s) on the stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock is registered in two names, both should sign.

SHAREHOLDERS SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. PLEASE RETURN ALL PAGES OF THIS PROXY.




Signature:               Date:           Signature:               Date:
          --------------      ----------           --------------      ---------